Minnesota Municipal Cash Trust

A portfolio of Money Market Obligations Trust

Institutional Shares

SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 2009.

1.           Under the heading entitled “What are the Fund’s Fees and Expenses?” please delete the section in its entirety and replace it with the following:

WHAT ARE THE FUND’S FEES AND EXPENSES?

MINNESOTA MUNICIPAL CASH TRUST

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Anticipated Waivers and Reduction)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.40%
Distribution (12b-1) Fee	None
Other Expenses[3]	0.46%
Total Annual Fund Operating Expenses[4]	0.86%
1   The percentages shown have been restated and are based on anticipated expenses for the entire fiscal year ending October 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.   Although not contractually obligated to do so, the Adviser and administrator expect to waive certain amounts.  Additionally, the shareholder services provider expects not to charge its fee for the Fund’s Institutional Shares. These are shown below along with the net expenses the Fund’s Institutional Shares expects to pay for the fiscal year ending October 31, 2009.

Total Anticipated Waivers and Reduction of Fund Expenses	0.48%
Total Anticipated Annual Fund Operating Expenses (after anticipated waivers and reduction)	0.38%
2   The Adviser expects to voluntarily waive a portion of  the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.17% for the fiscal year ending October 31, 2009. The management fee paid by the Fund (after voluntary waiver) was 0.19% for the fiscal year ended October 31, 2008.

3   Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  Please see “Payments to Financial Intermediaries” herein.  The administrator expects to voluntarily waive a portion of its fee.  The administrator can terminate this anticipated voluntary waiver at any time.  In addition, the shareholder services provider expects not to charge, and therefore the Fund’s Institutional Shares will not accrue, its fee.  This anticipated reduction can be terminated at any time.  Total other expenses paid by the Fund’s Institutional Shares (after the anticipated voluntary waiver and reduction) are expected to be 0.21% for the fiscal year ending October 31, 2009.  Total other expenses paid by the Fund’s Institutional Shares (after voluntary waiver and reduction) were 0.15% for the fiscal year ended October 31, 2008.

4 Total Actual Annual Fund Operating Expenses paid by the Fund’s Institutional Shares (after voluntary waivers and reduction) were 0.34% for the fiscal year ended October 31, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are before anticipated waivers and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$88
3 Years	$274
5 Years	$477
10 Years	$1,061

2.           Under the heading entitled “Appendix A: Hypothetical Investment and Expense Information” please delete the table in its entirety and replace it with the following:

MINNESOTA MUNICIPAL CASH TRUST - INSTITUTIONAL SHARES

ANNUAL EXPENSE RATIO: 0.86%

MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$87.78	$10,414.00
2	$10,414.00	$520.70	$10,934.70	$91.41	$10,845.14
3	$10,845.14	$542.26	$11,387.40	$95.20	$11,294.13
4	$11,294.13	$564.71	$11,858.84	$99.14	$11,761.71
5	$11,761.71	$588.09	$12,349.80	$103.24	$12,248.64
6	$12,248.64	$612.43	$12,861.07	$107.52	$12,755.73
7	$12,755.73	$637.79	$13,393.52	$111.97	$13,283.82
8	$13,283.82	$664.19	$13,948.01	$116.61	$13,833.77
9	$13,833.77	$691.69	$14,525.46	$121.43	$14,406.49
10	$14,406.49	$720.32	$15,126.81	$126.46	$15,002.92
Cumulative		$6,042.18		$1,060.76

April 14, 2009

Cusip             60934N492

40382 (4/09)